January 2024

OXBR

(NASDAQ: OXBR)

Oxbridge Re Holdings Limited

OXRE

SurancePlus

OXBRIDGE RE NS

Important Cautions Regarding Forward- Looking Statements

This presentation contains forward-looking statements. These forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995.

Words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “projects” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward looking statements is included in the section entitled "Risk Factors" contained in our Form 10-K filed on March 30, 2023.

The occurrence of any of these risks and uncertainties could have a material adverse effect on the Company's business, financial condition and the results of operations, which in turn could cause significant market price and trading volume fluctuations for our securities. Any forward-looking statements in this presentation speak only as of the date of this presentation. The Company does not undertake any obligation to update or revise any forward looking statements after the date of this presentation, whether as a result of new information, future events, changed circumstances or any other reason The information provided in this presentation is as of the date hereof and subject to change.

Stock Price *(01/02/24)*	***$1.05***
52 Week Low/High	*$0.96/$2.87*
Common Shares Out.	*5.87M*
Free Float, *est.*	*4.64M*
Avg. Daily Vol. *(3 mo.)*	*10.89k*
Warrant Price OXBRW *(02/01/24)*	***$0.0419***

Key Stats: OXBR* (NASDAQ)

Market Capitalization	***$6.16M***
Shareholder Equity	***$4.52M***
Revenue *(ttm)*	***$-4.1m***
Diluted EPS *(ttm)*	*($1.11)*
Price/Book	0.78x
Book Value per Share *(mrq)*	***$1.35***
Total Cash *(mrq)*	***$1.80M***
Total Assets *(mrq)*	***$11.2M***
Participation Notes/Debt *(mrq)*	***$118K***
Fiscal Year End	*Dec. 31*
Insider Holdings	***23.12%***

*Data of 09/30/23 financials Sources: Yahoo! Finance

Leadership Team



Jay Madhu

Chairman CEO & Director of Oxbridge Re (NASDAQ: OXBR)

Jay serves as Chairman of the Board, Chief Executive Officer and President of Oxbridge Re Holdings (NASDAQ: OXBR), as well as its licensed reinsurance subsidiaries and its Web3 startup SurancePlus that democratizes reinsurance contracts by issuing digitized securities. Jay is also a founder, Chairman and President of Oxbridge Acquisition Corp. (NASDAQ: OXAC) and founder/director of HCI Group (NYSE: HCI). Mr. Madhu has a diverse background in insurance, banking and real estate, and has held various executive positions at NYSE listed HCI Group, Inc., specializing in marketing and investor relations. He was also a past board member of BayFirst Financial Corp (NASDAQ: BAFN) a bank holding company. He is an approved director with several monetary authorities and insurance departments, including the Cayman Islands Monetary Authority, Bermuda Monetary Authority, and Florida Office of Insurance Regulation, among many others.



Dr. Reuel E. Ocho

Head, Special Projects at Oxbridge Re (NASDAQ: OXBR)

Dr. Ocho is a seasoned technology executive with expertise in digital innovation, digital architecture, and innovation strategy. Over 20 years, he has delivered strategic technology initiatives to high-profile regulated and non-regulated public, private, and governmental organizations in the United Kingdom and the Caribbean. He has also worked as Chief Technology Officer for the Cayman Islands Government's Ministry of Financial Services and Commerce. Dr. Ocho has advanced knowledge and experience in blockchain technology, tokenization, digital innovation, machine learning/artificial intelligence, software development, solutions architecture, data architecture and analytics, and cloud technology. He holds a Ph.D. in Information Systems from the London School of Economics and Political Science (LSE), a Master of Science in Advanced Software Engineering, with Distinction and Best Overall Performance, from King's College London, and a Bachelor of Science in Computing from Andrews University, magna cum laude.



Wrendon Timothy

CFO & Director of Oxbridge Re (NASDAQ: OXBR) | Director of SurancePlus

Wrendon serves as a director of SurancePlus and Oxbridge Re and has been Chief Financial Officer (CFO) and Corporate Secretary of Oxbridge Re since August 2013. He also serves as a director for the company's licensed reinsurance subsidiaries. Mr. Timothy is a founder, director and CFO of Oxbridge Acquisition Corp (NASDAQ: OXAC) and has over 19 years combined Big 4 (PwC & KPMG) and industry professional experience in the fields of technical and SEC reporting, compliance, internal and external auditing, corporate governance, mergers and acquisitions analysis, risk management, and CFO and controller services. Mr. Timothy is a Fellow of the Association of Chartered Certified Accountants (ACCA), a Fellow Chartered Secretary (FCG) and also holds a Master of Business Administration, with Distinction (with a Specialism in Finance), from Heriot-Watt University in Edinburgh, Scotland.

A Wholly Owned Subsidiary of Oxbridge Re Holdings Limited, **NASDAQ: OXBR**

Why Oxbridge Re


01.
02.
03.
04.
05.
06.
07.
08.
OXBR
(NASDAQ: OXBR)

01. Investments are in low-frequency high-severity property reinsurance in Gulf Coast states

02. Attractive potential annualized returns of ~20% to 40% for reinsurance investments: Through SurancePlus

03. Investment in reinsurance contracts are not correlated to financial markets as funds are deployed only in reinsurance

04. Reinsurance pricing has gone up over the past 3 years

05. Offering interests in real-world assets on-chain as digital securities that comply with US Securities laws, puts SurancePlus in a position to expand its future offerings

06. Easy to track: Weather Channel

07. Transparency – Oxbridge Re is an SEC reporting company

08. Oxbridge Re is a Cayman domiciled entity

Reinsurance Market Overview

- The global reinsurance industry is a multi-billion-dollar market, estimated to be worth close to **$500 billion.**[1]
- The U.S. reinsurance business accounts for an estimated **40%** of the global share.[2]
- According to IMF, Florida ranks as the **16th largest** economy globally
- There has been growing interest in **catastrophe bonds (CAT) and insurance-linked securities (ILS)** in recent years.

[1,2] https://www.futuremarketinsights.com/reports/reinsurance-market




Oxbridge Re Holdings Limited
Publicly traded on the NASDAQ under ticker symbol "OXBR"
OXBR
100% Owned
100% Owned
SurancePlus Holdings Ltd.
Oxbridge Reinsurance Limited*
100% Owned
100% Owned
100% Owned
SurancePlus Inc.
Oxbridge Re NS*
DSN Blockchain Technologies Ltd.

*Holds a reinsurance license and is regulated by the Cayman Islands Monetary Authority (CIMA).

About Oxbridge Re Holdings



Oxbridge Re is a Cayman Islands exempted holding company incorporated in 2013 with major holdings in:

→ **Oxbridge Reinsurance:**

A licensed reinsurance subsidiary that provides reinsurance business solutions primarily to property and casualty insurers in the Gulf Coast region of the United States.

→ **Jet.AI (NASDAQ:JTAI) :**

Oxbridge Re is an investor in Jet.AI through it's closed SPAC transaction with Oxbridge Acquisition (NASDAQ: JTAI).

→ **SurancePlus Holdings Ltd:**

SurancePlus Holdings Ltd. is a Cayman Islands exempted company incorporated in 2022, serving as the digital asset arm of the Oxbridge group. The company is offering accredited individual and institutional investors an ownership equity investment as a carve out in the Web3 Opportunity company.

Florida Storm History: Category 3 or Greater

Backed by statistical data, the event of a Category 3 storm or higher is a low-frequency high-severity risk

1950s	1960s	1970s	1980s	1990s	2000s	2010s	2020s
1952: None	1960: 1	1970: None	1980: None	1990: None	2000: None	2010: None	2020: None
1953: None	1961: None	1971: None	1981: None	1991: None	2001: None	2011: None	2021: None
1954 None	1962: None	1972: None	1982: None	1992: 1	2002: None	2012: None	2022: 1
1955: None	1963: None	1973: None	1983: None	1993: None	2003: None	2013: None	2023: 1
1956: None	1964: None	1974: None	1984: None	1994: None	2004: 1	2014: None	
1957: None	1965: 1	1975: 1	1985: 1	1995: 1	2005: 1	2015: None	
1958: None	1966: None	1976: None	1986: None	1996: None	2006: None	2016: None	
1959: None	1967: None	1977: None	1987: None	1997: None	2007: None	2017: 1	
	1968: None	1978: None	1988: None	1998: None	2008: None	2018: 1	
	1969: None	1979: None	1989: None	1999: None	2009: None	2019: None	

Source: NOAA - National Oceanic and Atmospheric Administration; data from 1952-Present

Perception vs. Reality



18 YEAR STORM FORECAST VS. ACTUALS
20
18
16
14
12
10
8
6
4
2
0
17 5 0
14 3 0
13 3 0
14 3 0
16 5 0
17 5 0
13 2 0
18 4 0
10 1 0
8 1 0
14 2 0
14 2 1
14 2 1
14 2 0
20 4 0
20 4 0
18 3 1
18 4 1
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
Series1
Series3
Series4

***Source:** Department of Atmospheric Science Colorado State University

**** Source:** National Oceanic and Atmospheric Administration

OXRE

Oxbridge Reinsurance

Oxbridge Reinsurance is a Cayman Islands Licensed reinsurance entity that focuses on the U.S. Gulf Coast property & casualty (P&C) market.

- → P&C insurance companies **transfer risk** through reinsurance.
- → Oxbridge Reinsurance offers **fully collateralized** reinsurance contracts.
- → All reinsurance contracts are secured **through** collateralized **trust accounts**.
- → **Focused on underwriting income, not investment income**



OXRE

Oxbridge Reinsurance - Fully Collateralized

The total amount at risk in a reinsurance contract is secured through trust accounts on a fully collateralized basis.

Due to being fully collateralized, Oxbridge's contracts have the highest possible ratings with no credit risk.

OXBR
(NASDAQ: OXBR)

Losses are capped to the limit of the reinsurance contract.

Consequently, Oxbridge can compete with larger reinsurers.

Oxbridge Reinsurance



Our Strategy

- → Fully collateralized reinsurance contracts are sold by reinsurance brokers;
- → Focus on expanding our broker network and the number of contracts written
- → Follow the pricing of lead reinsurers, which set risk premium
- → Focus on underwriting income

Oxbridge Re NS

Oxbridge Re NS is a licensed reinsurance SPV/side-car subsidiary.

→ Provides third-party investors with access to reinsurance contracts through participating notes with **returns uncorrelated to the financial markets**

→ Attractive potential annualized **returns of ~20% to 40%***

→ Fully collateralized reinsurance contracts are offered through Oxbridge Re NS

→ Investor returns follow the fortunes of Oxbridge Reinsurance Limited

→ **Losses are capped** to the limit of the reinsurance contract / investment

→ **Redemption opportunity** at the end of each year with **no penalty***

→ **Simple to monitor** (Weather Channel)

*In a loss-free year.



JET.AI

- Jet.AI, is an aviation software company with a private jet charter and now recently launched Charter GPT app.
- The company operates in private aviation through fractional and whole jet sales, prepaid jet cards (predetermined number of flight hours), chartering, brokerage, and service. JTAI also has an artificial intelligence (AI) booking platform, a carbon emission offset.
- The company currently has four jets in its fleet, a non-binding letter of intent(LOI) to acquire five additional jets, and access to 20 additional jets for chartering through a partnership with Cirrus Aviation Services (private).
- Oxbridge Reinsurance Ltd. is an investor in Jet.AI having an investment currently valued at over $5 million.



JET.AI

Jet.AI Business Combination

Jet.AI Aviation Divisions:
Capital Light Business Aviation



Charter



Jet Card Sales



Aircraft / Fraction Sales



Onboard Program



Buyer Brokerage

Jet.AI provide a comprehensive solution for an array of customers, from low time charter flyers to high time aircraft owners.

JET. AI

Jet.AI Fleet Software Solutions

B2B

JET. AI OPERATOR PLATFORM

B2C

CharterGPT
Powered by Jet.AI
AI-Powered Charter Booking Platform

01. **Reroute**
Powered by Jet.AI
Intelligent Fleet Optimization

02 **JetCardGPT**
Jet Card customer portal for tracking and payment

03 **FLIGHT CLUB**
POWERED BY JET.AI
By The Seat Business Jet Booking Platform

04 **DynoFlight**
Powered by Jet.AI
Carbon Crediting and Tracking for Aviation

OXBR - Investment Portfolio

Investment Portfolio Allocation Q3 2023	$ Millions	% of Total
Equity Securities	0.61	7
Cash & Restricted Cash	3.65	39
Other Investments – Jet.AI	5.04	54
Total	$9.30	100%



Investment Portfolio
Equity Securities
Cash & Cash Equivalent
Other Investments - Jet.AI

About SurancePlus Holdings Ltd.

SurancePlus Holdings Ltd. ("SP Holdings") is a Cayman Islands exempted company incorporated in 2022, serving as the digital asset arm of the Oxbridge group comprised of three entities:



SurancePlus

→ **SurancePlus Inc:**

A newly formed Web3-focused subsidiary that leverages blockchain technology to democratize access to high-return reinsurance contracts via digital securities. Investors in the digital securities issued in 2023 are expected to receive an approximate return of 42% on their investment, should it be a loss-free treaty year

OXBRIDGE RE NS

→ **Oxbridge Re NS:**

A licensed reinsurance SPV/side-car subsidiary that provides third-party investors with access to reinsurance contracts through participating notes with returns uncorrelated to the financial markets.

DSN BLOCKCHAIN

→ **DSN Blockchain Technologies Ltd:**

Cayman Islands based entity that has recently applied for a VASP registration.

SP Holdings (including its subsidiaries) has been independently valued. Oxbridge may consider opportunities for raising capital directly in SP Holdings given its non-dilutive impact. Additionally, Oxbridge may consider a future spin-off of this undervalued subsidiary.

SurancePlus

OXBR (NASDAQ: OXBR)

SurancePlus – New Web3-Focused Division

- SurancePlus Holdings is a new offshore Web3-focused subsidiary that specializes in Real-World Asset ("RWA") tokenization.

  It issued the ***DeltaCat* Re** digital security, the first of its multi-year Cat Re (short for "Catastrophe Reinsurance") token series, in 2023 as a security token **deployed on the Avalanche Blockchain.**
- The digital securities are offered in compliance with US Securities laws - Reg D 506(c) and Reg S;
- Ownership of the digital securities gives investors a right to participate in the fortunes of reinsurance contracts – the RWAs ultimately backing the securities;
- Capital raised is invested alongside Oxbridge;
- **This treaty year has a projected 42% annualized return**;
- Offering interests in on-chain RWAs as digital securities that comply with US Securities laws, puts SurancePlus in a position to expand its future offerings;

SurancePlus

Real-World Asset (RWA) Tokenization

- Real-World Asset (RWA) Tokenization to breakthrough in 2024
  https://www.finextra.com/blogposting/25455/real-world-asset-tokenization-breakthrough-in-2024
- Asset Tokenization A Trillion Dollar Market Opportunity: JP Morgan, Blackrock, & Goldman Sachs think so
  https://www.forbes.com/sites/roomykhan/2023/06/29/asset-tokenization-a-trillion-dollar-market-opportunity-jp-morgan-blackrock-and-goldman-think-so/
- Boston Consulting Group (BCG) estimates that asset tokenization will reach $16 trillion by 2030
  https://www.bcg.com/publications/2022/relevance-of-on-chain-asset-tokenization
- Tokenization Builds A Bridge Between Traditional And Digital Assets
  https://www.forbes.com/sites/forbesfinancecouncil/2023/06/22/from-analog-finance-to-digital-4-ways-real-world-assets-are-being-tokenized/
- The benefits of tokenization include Liquidity, Fractional Ownership, Cost efficiency & Transparency
  https://www.forbes.com/sites/forbesbusinesscouncil/2024/01/05/embracing-tokenization-a-spotlight-on-the-rise-of-real-world-asset-integration/

SurancePlus

SurancePlus

- SurancePlus innovates upon Oxbridge Re NS's existing product that has a track record of success
- Oxbridge Re NS has a proven track record of success, averaging 29% returns. Incorporating SurancePlus' projected 42% return this year, investors will have seen an 32.25% average return over 4 years***
- Uncorrelated to the financial markets
- Reinsurance rates this year are slated to hit historic highs
- **DeltaCat Re investors are projected to receive a 42% annualized return**



ROI : 32.25%
36%
17%*
34%
42%**
2019-2020
2020-2021
2021-2022
2023-2024

Oxbridge Re NS Demonstrated Returns by Treaty Year (June 1st – May 31st)

* Return to date (can decrease should Hurricane Sally & Eta losses further develop).
** Projected returns.
*** See graph which includes 2023-2024 potentially loss-free projections

SurancePlus

SurancePlus - Transaction Structure

The digital securities offered by SurancePlus are asset-backed digital reinsurance securities implemented as a token. The underlying assets are fully collateralized reinsurance contracts underwritten by Oxbridge Re's CIMA-regulated reinsurance subsidiaries.


OXBR
Oxbridge Re Holdings
NASDAQ: OXBR
ROI After 1, 2, or 3 Years
Pay ROI
Capital From Investor
Investors
SurancePlus
Digital Securities Transferred
Invest Capital Raised
Oxbridge Re NS
Capital Invested in Reinsurance Contracts

A Wholly Owned Subsidiary of Oxbridge Re Holdings Limited, **NASDAQ: OXBR**

SurancePlus

→ The company's issuance of **Tokenized Reinsurance Securities** is the first "on-chain" reinsurance RWA of its kind to be sponsored by a subsidiary of a publicly-traded company

"The potential of tokenizing securities is that it democratizes access to this alternative investment class through fractionalization and offers an investment opportunity to the broader global population."

Key Takeaways

- Balance Sheet with cash & restricted cash of $3.65M
- Investment in Jet.AI totaling $5.04m at 30-Sept-23
- New Web3-focused Co, SurancePlus poised to take advantage of blockchain / reinsurance real world applications
- Executives with strong track record & insurance industry expertise
- Increased underwriting capacity through reinsurance sidecar Oxbridge Re NS and Oxbridge Re's new Web3-focused subsidiary SurancePlus
- Most importantly – well positioned to capitalize on the recovering reinsurance market and investment opportunities


Insurance companies must buy Reinsurance every year

OXBR (NASDAQ: OXBR)

Contact Oxbridge

Company Contact

Jay Madhu,

President, CEO Cayman

Cayman Tel: +1 345 749-7567

Email: jmadhu@oxbridgere.com

Office Location

Suite 201
42 Edward Street, P.O. Box 469
Grand Cayman, KY1-9006

www.OxbridgeRe.com

www.SurancePlus.com

Registrar and Transfer Agent

Broadridge Corporate Issuer Solutions

1717 Arch Suite, 1300

Philadelphia, PA 19103

Tel 877-830-4936

Independent Registered PCAOB Compliant Public Accounting Firm

Hacker, Johnson & Smith PA

500 North Westshore Boulevard, Suite 1000

Tampa, FL 33609